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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): August 10, 1998

                                METALLURG, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                                    13-1661467
       (State or Other                               (IRS Employer
       Jurisdiction of                           Identification Number)
        Incorporation)

                               6 East 43rd Street
                            New York, New York 10017
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (212) 835-0200



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ITEM 5.   CHANGE OF MANAGEMENT OF REGISTRANT.

     On August 11, 1998, Metallurg announced several changes to its management team. See the press release filed as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

     (99)(a)   Press Release of Metallurg, Inc. dated August 11, 1998.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             METALLURG, INC.

     Date: August 12, 1998                   By /s/ ERIC L. SCHONDORF
                                                -----------------------------
                                                Name: Eric L. Schondorf
                                                Title: Vice President


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